UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549


                                  FORM 8-K



                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): November 20, 2002




                         Commission file number 000-28827



                                PETMED EXPRESS, INC.
             (Exact name of registrant as specified in its charter)




                 FLORIDA                                     65-0680967
      (State or other jurisdiction                         (IRS Employer
      of incorporation or organization)                  Identification No.)


   1441 S.W. 29th Avenue, Pompano Beach, Florida                33069
      (Address of principal executive offices)               (Zip Code)




     Registrant's telephone number, including area code: (954) 979-5995




                                 Not Applicable
       (Former name or former address, if changed since last report)


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Item 5.  Other Events

On November 13, 2002, Messrs. Kenneth Jacobi and Huseyin Kizanlikli, members of the Board of Directors of PetMed Express, Inc. (the "Company") resigned. The resignations were not related to a disagreement with the Company on any matter related to the Company's operations, policies or practices. On November 14, 2002 through November 19, 2002, the Company appointed four new board members to its Board of Directors. Joining the Company's Board of Directors are Messrs. Robert C. Schweitzer, Ronald J. Korn, Gian Fulgoni, and the Company's Chief Executive Officer, Menderes Akdag. Each independent Board of Director will be compensated $10,000 annually, and granted 30,000 stock options to purchase the Company's Common Stock, which will vest equally over a three year period.





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SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


PETMED EXPRESS, INC.
(The "Registrant")

Date: November 20, 2002


By:_/s/  Menderes Akdag_______________
   Menderes Akdag

   Chief Executive Officer
   (principal executive officer)


By:_/s/  Bruce S. Rosenbloom__________
   Bruce S. Rosenbloom

   Chief Financial Officer
   (principal financial and accounting officer)



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